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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2005

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20630

(Commission File Number)

13-3391527

(IRS Employer Identification Number)

4670 S. Fort Apache Road, Suite 190, Las Vegas, Nevada 89147

(Address of principal executive offices)

Registrant's telephone number, including area code: (702) 221-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2005, Full House Resorts, Inc. announced that the Nambe Pueblo Gaming Enterprise Board of New Mexico has signed a Gaming Development and Management Agreement with Full House Resorts. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

99.1 Press Release, dated June 20, 2005, issued by Full House Resorts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Full House Resorts, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULL HOUSE RESORTS, INC.

(Registrant)

Date: June 20, 2005 By: _/s/ Andre Hilliou________

Andre Hilliou

Chief Executive Officer